Exhibit 10.1
FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED REVOLVING CREDIT AGREEMENT
     THIS FIRST AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 29th day of October, 2007, by and among AMSURG CORP., a Tennessee corporation (the “Borrower”), the several banks and other financial institutions from time to time party hereto (the “Lenders”), and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent” or “Agent”).
RECITALS:
     A. The Borrower, the Administrative Agent and the Lenders are parties to a Third Amended and Restated Revolving Credit Agreement dated July 28, 2006 (as amended or restated from time to time, the “Credit Agreement”).
     B. The Borrower, the Administration Agent, and each of the Lenders desire to amend the Credit Agreement to provide for an increase to the Aggregate Revolving Commitments pursuant to Section 2.23 of the Credit Agreement.
     C. Terms not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. The definition of “Aggregate Revolving Commitments” as used in the Credit Agreement shall be amended and restated in its entirety to read as follows:
     “Aggregate Revolving Commitments” shall mean the sum of the Revolving Commitments of all Lenders at any time outstanding. As of October 29, 2007, the Aggregate Revolving Commitments equal $300,000,000.
     2. Schedule 1.1 of the Credit Agreement shall be amended and restated pursuant to Schedule 1.1 attached hereto.
     3. All other documents executed and delivered in connection with the Credit Agreement are hereby amended to the extent necessary to conform to this Amendment. Except as specifically amended herein, the Credit Agreement shall remain unamended and in full force and effect.
     4. Borrower represents and warrants that the execution and terms of this Amendment have been duly authorized by all necessary corporate action.
     5. Borrower represents and warrants that it is in compliance with all the terms and conditions of the Credit Agreement and that no Default or Event of Default exists thereunder.

     6. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.
     7. This Amendment may be executed in one or more counterparts, all of which shall, taken together, constitute one original. The parties agree that facsimile signatures shall be deemed to be and treated as original signatures of such parties.
     IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment to Third Amended and Restated Revolving Credit Agreement as of the day and date first set forth above.

BORROWER: AMSURG CORP.
By:	/s/ Claire M. Gulmi
Claire Gulmi
Title:	Executive Vice President and Chief Financial Officer

LENDER: SUNTRUST BANK as Administrative Agent, as Issuing Bank, and as a Lender
By:	/s/ W. Brooks Hubbard

Title:	Managing Director

BANK OF AMERICA, N.A.
By:	/s/ H. Hope Walker

Title:	Vice President

U.S. BANK, NATIONAL ASSOCIATION
By:	/s/ Bill Burrell

Title:	Vice President

JP MORGAN CHASE BANK, N.A.
By:	/s/ Timothy B. Fouts

Title:	Senior Vice President

BRANCH BANKING AND TRUST COMPANY
By:	/s/ Natalie Rugguno

Title:	Vice President

REGIONS BANK
By:	/s/ Craig Cardella

Title:	Senior Vice President

KEY BANK NATIONAL ASSOCIATION
By:	/s/ J.T. Taylor

Title:	Senior Vice President

NATIONAL CITY BANK
By:	/s/ Erica Dowd

Title:	Vice President

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
By:	/s/ Kenneth H. Berberich

Title:	Senior Vice President

THE BANK OF NASHVILLE
By:	/s/ Benjamin Mercer

Title:	Vice President

SCHEDULE 1.1
REVOLVING COMMITMENTS

SunTrust Bank	$42,000,000
Bank of America	$40,000,000
U.S. Bank, National Association	$36,500,000
JP Morgan Chase Bank, N.A.	$36,500,000
Branch Banking and Trust Company	$36,500,000
Regions Bank	$31,500,000
Key Bank National Association	$25,000,000
National City Bank	$25,000,000
First Tennessee Bank	$15,000,000
The Bank of Nashville	$12,000,000

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